UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2006
Dex Media, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware		20-4059762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	1001 Winstead Drive, Cary NC (Address of Principal Executive Offices)	27513 (Zip Code)
(919) 297-1600
(Registrant’s telephone number, including area code)
198 Inverness Drive West, Englewood, Colorado 80112
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 5.01. Changes in Control of Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 Supplemental Indenture
EX-4.2 Supplemental Indenture
EX-4.3 Supplemental Indenture
EX-10.1 Amended & Restated Credit Agreement
EX-10.2 Reaffirmation Agreement
EX-10.3 Amended & Restated Credit Agreement
EX-10.4 Reaffirmation Agreement
EX-10.5 Termination Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Credit Facilities
     Amended West Credit Agreement
     On January 31, 2006, Dex Media, Inc. (f/k/a Forward Acquisition Corp.), a Delaware corporation (the “Company”) and wholly owned subsidiary of R.H. Donnelley Corporation, a Delaware corporation (“Donnelley”), as successor to Dex Media, Inc., a Delaware corporation (“DMI”), entered into an Amended and Restated Credit Agreement (the “Amended West Credit Agreement”), by and among Dex Media West, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Dex West”), Dex Media West LLC, a Delaware limited liability company and wholly owned subsidiary of Dex West (the “West Borrower”), the administrative agent and the lenders and other agents parties thereto, in connection with the Merger (as defined below in this Current Report on Form 8-K under Item 5.01), and in accordance with the Agreement to Amend and Restate, dated as of December 13, 2005 and the Dex Media West Amendment Letter, dated as of January 18, 2006, by and among Donnelley, Dex West, the West Borrower, the administrative agent and the lenders party thereto, relating to the Credit Agreement, dated as of September 9, 2003, as amended (the “Original West Credit Agreement”), among DMI, Dex West, the West Borrower, the administrative agent and the lenders and other agents parties thereto.
     The Amended West Credit Agreement amends and restates the Original West Credit Agreement in its entirety, to, among other things, (i) permit the Merger; (ii) provide up to $503 million of tranche B-1 term loans to redeem certain indebtedness in connection with change in control offers required to be made as a result of the Merger and to fund a portion of the cash consideration to be paid to DMI’s stockholders in connection with the Merger, and $50 million of which may also be used for general corporate purposes; (iii) permit certain additional restricted payments to the Company; (iv) modify the financial performance covenants contained in the Original West Credit Agreement; and (v) provide for shared service arrangements between R.H. Donnelley Inc., a Delaware corporation and an affiliate of the Company (“RHDI”), and its subsidiaries (collectively, together with RHDI, the “RHDI Entities”), on the one hand, and the Company and its subsidiaries (collectively, together with the Company, the “Dex Entities”), on the other hand.
     In addition, in connection with the Amended West Credit Agreement, the Company, Dex West and its subsidiaries reaffirmed, pursuant to the Reaffirmation Agreement dated as of January 31, 2006, (the “West Reaffirmation Agreement”) that the obligations under the Amended West Credit Agreement continue to be secured by: (i) the pledge of the stock of Dex West by the Company under that certain Pledge Agreement dated as of November 10, 2003 and (ii) the assets of and guarantee by Dex West and its subsidiaries pursuant to the terms of that certain Amended and Restated Guarantee and Collateral Agreement, dated as of September 9, 2003.

     Amended East Credit Agreement
     In addition, on January 31, 2006, the Company entered into an Amended and Restated Credit Agreement (the “Amended East Credit Agreement”), by and among Dex Media East, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Dex East”), Dex Media East LLC, a Delaware limited liability company and wholly owned subsidiary of Dex East (the “East Borrower”), the administrative agent and the lenders and other agents parties thereto, in connection with the Merger, and in accordance with the Agreement to Amend and Restate, dated as of December 13, 2005 and the Dex Media East Amendment Letter, dated as of January 18, 2006, by and among Donnelley, Dex East, the East Borrower, the administrative agent and the lenders party thereto, relating to the Credit Agreement, dated as of November 8, 2002, as amended (the “Original East Credit Agreement”), among DMI, Dex East, the East Borrower, the administrative agent and the lenders and other agents parties thereto.
     The Amended East Credit Agreement amends and restates the Original East Credit Agreement in its entirety, to, among other things, (i) permit the Merger; (ii) permit certain additional restricted payments to the Company; (iii) modify the financial performance covenants contained in the Original East Credit Agreement; and (iv) provide for shared service arrangements between the RHDI Entities, on the one hand, and the Dex Entities, on the other hand.
     In addition, in connection with the Amended East Credit Agreement, the Company, Dex East and its subsidiaries reaffirmed, pursuant to the Reaffirmation Agreement, dated as of January 31, 2006, (the “East Reaffirmation Agreement”) that the obligations under the Amended East Credit Agreement continue to be secured by: (i) the pledge of the stock of Dex East by the Company under that certain Pledge Agreement dated as of November 10, 2003 and (ii) the assets of and guarantee by Dex East and its subsidiaries pursuant to the terms of that certain Amended and Restated Guarantee and Collateral Agreement, dated as of November 8, 2002.
     The foregoing descriptions of the Amended West Credit Agreement, West Reaffirmation Agreement, Amended East Credit Agreement and East Reaffirmation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1,10.2,10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Supplemental Indentures
     In connection with the Merger, on January 31, 2006, the Company entered into three supplemental indentures (the “Supplemental Indentures”) with U.S. Bank National Association, as trustee (the “Trustee”) to amend (1) the Indenture, dated as of November 10, 2003, as amended (the “8% Notes Indenture”), between DMI and the Trustee related to DMI’s 8% Notes due 2013 (the “8% Notes”), (2) the Indenture, dated as of November 10, 2003, as amended (the “2003 Discount Notes Indenture”), between DMI and the Trustee related to DMI’s 9% Discount Notes due 2013 (the “2003 Discount Notes”) and (3) the Indenture, dated as of February 11, 2004, as amended (the “2004 Discount Notes Indenture”), between DMI and the Trustee related to DMI’s 9% Discount Notes due 2013 (the “2004 Discount Notes”). The 8% Notes Indenture, 2003 Discount Notes Indenture and 2004 Discount Notes Indenture are collectively referred to as the “DMI Indentures.” The 8% Notes, 2003 Discount Notes and 2004 Discount Notes are collectively referred to as the “DMI Notes.”
     Pursuant to the Supplemental Indentures, the Company assumed DMI’s obligations under the DMI Notes, and agreed to comply with the conditions and covenants under the DMI Indentures.
     The foregoing descriptions of the Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Supplemental Indentures, which are filed as Exhibits 4.1, 4.2, and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
     In connection with the Merger and the entry into the Amended West Credit Agreement, on January 31, 2006, the Company and the administrative agent party thereto also entered into a Termination Agreement (the “Termination Agreement”) to terminate certain support obligations of the Company, as successor to DMI, under the Agreement, dated September 9, 2003, between DMI and the administrative agent (the “Support Agreement”). Under the Support Agreement, DMI was required to retain and pledge to the administrative agent a calculated amount of certain dividends or distributions received by DMI with respect to equity interests of Dex East and its subsidiaries to secure the obligations of DMI to purchase subordinated participations in loans or other letters of credit in the event of the acceleration of the obligations of the West Borrower under the Original West Credit Agreement.
     The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed in Item 1.01 of this Current Report on Form 8-K relating the Amended West Credit Agreement, the Amended East Credit Agreement and the Supplemental Indentures is incorporated herein by reference.
Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The Merger constitutes a “Change of Control” under the terms of the (1) 8% Notes Indenture, (2) 2003 Discount Notes Indenture and (3) the 2004 Discount Notes Indenture. On January 20, 2006, DMI commenced change in control offers as required by the DMI Indentures, pursuant to which the Company, as successor to DMI, is offering to purchase any and all of the

(1) approximately $500 million principal amount of the 8% Notes outstanding at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the date of purchase, (2) approximately $389 million principal amount at maturity of the 2003 Discount Notes outstanding at a purchase price equal to 101% of the accreted value thereof and (3) approximately $361 million principal amount at maturity of the 2004 Discount Notes outstanding at a purchase price equal to 101% of the accreted value thereof. The change in control offers will expire at midnight, New York City time, on February 16, 2006, unless extended by the Company.
     The Company expects to finance the purchase of the DMI Notes that are put back to the Company in each change in control offer through a combination of cash on hand or borrowings under credit facilities of its subsidiaries or affiliates. In addition, as previously disclosed, in connection with entering into the Merger Agreement (as defined below), Donnelley received a financing commitment that includes the refinancing of the DMI Notes that are put back to the Company in each change of control offer.
Item 5.01. Changes in Control of Registrant.
     On January 31, 2006, pursuant to the Agreement and Plan of Merger, dated October 3, 2005 (the “Merger Agreement”), among DMI, the Company and Donnelley, DMI was merged with and into the Company with the Company remaining as the surviving corporation (the “Merger”). The Company was then renamed “Dex Media, Inc.”
     With the completion of the Merger, each share of DMI’s common stock was canceled and converted into the right to receive $12.30 in cash and 0.24154 of a share of Donnelley’s common stock, for the aggregate consideration of approximately $1.86 billion in cash and approximately 36.5 million shares of Donnelley’s common stock.
     At the completion of the Merger, the stockholders of Donnelley immediately prior to the effective time of the Merger, and the stockholders of DMI immediately prior to the effective time of the Merger, owned approximately 47% and 53% of Donnelley’s shares of outstanding common stock, respectively.
     Donnelley financed the cash portion of the Merger consideration through a combination of proceeds from the sale of senior notes issued in a private placement and borrowings under credit facilities of the Company’s subsidiaries.
     The description of the Merger Agreement is not complete and is qualified in its entirety by the full text of such document, which is incorporated herein by reference to Exhibit 2.1 hereto.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated October 3, 2005, among R.H. Donnelley Corporation, Dex Media, Inc. and Forward Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Dex Media’s Current Report of Form 8-K filed with the Securities and Exchange Commission on October 7, 2005, Commission File 001-32249).

4.1	Supplemental Indenture, dated as of January 31, 2006, between U.S. Bank National Association, as trustee, and Dex Media, Inc. (f/k/a Forward Acquisition Corp.) to the Indenture, dated November 10, 2003, between Dex Media, Inc. and U.S. Bank National Association, as trustee related to Dex Media’s 8% Notes due 2013.

4.2	Supplemental Indenture, dated as of January 31, 2006, between U.S. Bank National Association, as trustee, and Dex Media, Inc. (f/k/a Forward Acquisition Corp.) to the Indenture, dated November 10, 2003, between Dex Media, Inc. and U.S. Bank National Association, as trustee related to Dex Media’s 9% Discount Notes due 2013.

4.3	Supplemental Indenture, dated as of January 31, 2006, between U.S. Bank National Association, as trustee, and Dex Media, Inc. (f/k/a Forward Acquisition Corp.) to the Indenture, dated November 10, 2003, between Dex Media, Inc. and U.S. Bank National Association, as trustee related to Dex Media’s 9% Discount Notes due 2014.

10.1	Amended and Restated Credit Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media West, Inc., Dex Media West LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the other entities from time to time parties thereto.

10.2	Reaffirmation Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media West, Inc., Dex Media West LLC and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Amended and Restated Credit Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media East, Inc., Dex Media East LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the other entities from time to time parties thereto.

Exhibit No.	Exhibit Description
10.4	Reaffirmation Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media East, Inc., Dex Media East LLC and JPMorgan Chase Bank, N.A., as administrative agent.

10.5	Termination Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.) and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC. (f/k/a FORWARD ACQUISITION CORP.)

	By:	/s/ Robert J. Bush Robert J. Bush
Vice President & Secretary

Date: February 6, 2006

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated October 3, 2005, among R.H. Donnelley Corporation, Dex Media, Inc. and Forward Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Dex Media’s Current Report of Form 8-K filed with the Securities and Exchange Commission on October 7, 2005, Commission File 001-32249).

4.1	Supplemental Indenture, dated as of January 31, 2006, between U.S. Bank National Association, as trustee, and Dex Media, Inc. (f/k/a Forward Acquisition Corp.) to the Indenture, dated November 10, 2003, between Dex Media, Inc. and U.S. Bank National Association, as trustee related to Dex Media’s 8% Notes due 2013.

4.2	Supplemental Indenture, dated as of January 31, 2006, between U.S. Bank National Association, as trustee, and Dex Media, Inc. (f/k/a Forward Acquisition Corp.) to the Indenture, dated November 10, 2003, between Dex Media, Inc. and U.S. Bank National Association, as trustee related to Dex Media’s 9% Discount Notes due 2013.

4.3	Supplemental Indenture, dated as of January 31, 2006, between U.S. Bank National Association, as trustee, and Dex Media, Inc. (f/k/a Forward Acquisition Corp.) to the Indenture, dated November 10, 2003, between Dex Media, Inc. and U.S. Bank National Association, as trustee related to Dex Media’s 9% Discount Notes due 2014.

10.1	Amended and Restated Credit Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media West, Inc., Dex Media West LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the other entities from time to time parties thereto.

10.2	Reaffirmation Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media West, Inc., Dex Media West LLC, JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Amended and Restated Credit Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media East, Inc., Dex Media East LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the other entities from time to time parties thereto.

10.4	Reaffirmation Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.), Dex Media East, Inc., Dex Media East LLC, JPMorgan Chase Bank, N.A., as administrative agent.

10.5	Termination Agreement, dated January 31, 2006, by and among Dex Media, Inc. (f/k/a Forward Acquisition Corp.) and JPMorgan Chase Bank, N.A., as administrative agent.